Exhibit 99.1

Media Relations:
Kristi Knight

801-722-7000

kknight@omniture.com

Investor Relations:
Mike Look

650-450-1008

mlook@omniture.com

Omniture Reports Third Quarter 2009 Financial Results

OREM, UT, October 15, 2009 — Omniture, Inc. (NASDAQ:OMTR), a leading provider of online business optimization software, today announced results for its third quarter ending September 30, 2009.  In the third quarter of 2009, Omniture achieved revenue of $87.9 million, an increase of 13% compared to revenue of $77.8 million reported for the same period a year ago.  Non-GAAP revenue for the quarter was $88.0 million.  The difference between GAAP and non-GAAP revenue reflects the revenue excluded from the GAAP results due to purchase accounting adjustments, which reduces deferred revenue to its fair value.

Omniture’s GAAP net loss was $8.5 million or $0.11 per diluted share in the third quarter of 2009, as compared to a net loss of $17.3 million or $0.24 per diluted share in the third quarter of 2008. GAAP net loss for the third quarter of 2009 includes approximately $5.3 million in acquisition-related expenses associated with Omniture’s agreement to be acquired by Adobe Systems Incorporated.  Non-GAAP net income was $12.3 million or $0.15 per diluted share for the third quarter 2009, compared to non-GAAP net income of $8.2 million or $0.11 per diluted share in the third quarter of 2008. Non-GAAP net income excludes the effect of acquisition-related adjustments to deferred revenue, stock-based compensation, amortization of certain intangible assets, imputed interest related to patent license agreements and certain acquisition-related expenses and non-cash tax adjustments.

Third quarter fiscal 2009 adjusted EBITDA was $20.4 million.  Adjusted EBITDA is defined as loss from operations on a GAAP basis less depreciation and amortization, stock-based compensation, acquisition-related costs related to the agreement by Omniture to be acquired by Adobe Systems Incorporated and acquisition-related adjustments to deferred revenue. Omniture ended the quarter with total cash and investments of $145.3 million and generated cash flow from operations for the third quarter of fiscal 2009 of $19.1 million.

During the third quarter of 2009, Omniture captured data from nearly 1.1 trillion transactions and added more than 150 new customers. New customer relationships secured and announced in the third quarter include: Ashley Homestores LTD., AO Ventures dba Bigleads.com, Beyond.com, British Heart Foundation, ING Life Insurance Korea, Ltd., Mail.com Media Corporation, MSG Varsity Network LLC, Tesco Stores Limited, USO, and Zagg, Inc.

Omniture will not be hosting a conference call in conjunction with these results. For more information or to access the financial results, please visit www.OMTR.com.

About Non-GAAP Financial Measures

In this release we use certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. A reconciliation between non-GAAP and GAAP measures can be found in the accompanying tables and on the “Investor Relations” section of our corporate Web site at www.omtr.com. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies.

We believe that, while these non-GAAP measures are not a substitute for GAAP results, they provide a basis for evaluating the company’s operating results because they are helpful in understanding our past financial performance and our future results and facilitate comparisons of results between periods. We believe the calculation of non-GAAP revenue, which reflects the revenue excluded from the GAAP results due to purchase accounting adjustments to reduce deferred revenue to its fair value, provides a meaningful comparison to our historic GAAP revenue. We also believe the calculation of net income and loss, calculated without acquisition-related accounting adjustments to deferred revenue, stock-based compensation expense, the amortization of certain intangible assets, imputed interest expense and certain acquisition-related expenses and tax benefits, provides a meaningful comparison to our net loss figures. We also believe that adjusted EBITDA, which we calculate as loss from operations on a GAAP basis less depreciation and amortization, stock-based compensation, acquisition-related costs related to the agreement by Omniture to be acquired by Adobe Systems Incorporated and acquisition-related adjustments to deferred revenue, is an indicator of the company’s financial results and cash flows and is useful to investors in evaluating operating performance. Our management regularly uses these non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures have been reconciled to the nearest GAAP measure as required under the rules and regulations promulgated by the U.S. Securities and Exchange Commission.

About Omniture

Omniture, Inc. is a leading provider of online business optimization software, enabling customers to manage and enhance online, offline and multi-channel business initiatives. Omniture’s software, which it hosts and delivers to its customers as an on-demand subscription service and on-premise solution, enables customers to capture, store and analyze information generated by their Web sites and other sources and to gain critical business insights into the performance and efficiency of marketing and sales initiatives and other business processes. In addition, Omniture offers a range of professional services that complement its online services, including implementation, best practices, consulting, customer support and user training through Omniture Education. www.omniture.com

Copyright (c) 2009 Omniture, Inc. All rights reserved. Omniture is a registered trademark of Omniture, Inc. in the United States, Japan, Canada and the European Community. Omniture, Inc. owns other registered and unregistered trademarks throughout the world. Other names used herein may be trademarks of their respective owners.

Omniture, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Three Months Ended
	September 30,		September 30,		% Increase
	2008	% of Revenues	2009	% of Revenues	(Decrease)
Revenues:
Subscription, license and maintenance	$69,554	89%	$77,558	88%	12%
Professional services and other	8,227	11	10,294	12	25
Total revenues	77,781	100	87,852	100	13

Cost of revenues (1):
Subscription, license and maintenance	28,860	37	33,074	38	15
Professional services and other	4,056	5	4,159	5	3
Total cost of revenues	32,916	42	37,233	43	13
Gross profit	44,865	58	50,619	57	13
Operating expenses:
Sales and marketing (1)	32,705	42	31,953	36	(2)
Research and development (1)	9,190	12	8,884	10	(3)
General and administrative (1)	11,364	15	12,057	14	6
Acquisition related (2)	—	—	5,273	6	N/A
Total operating expenses	53,259	69	58,167	66	9
Loss from operations	(8,394)	(11)	(7,548)	(9)	(10)
Interest income	368	1	127	—	(65)
Interest expense	(261)	—	(299)	—	15
Other (expense), net	(585)	(1)	(425)	(1)	(27)
Loss before income taxes	(8,872)	(11)	(8,145)	(10)	(8)
Provision for income taxes	8,408	11	374	—	(96)
Net loss	$(17,280)	(22)%	$(8,519)	(10)%	(51)%

Net loss per share:
Net loss per share, basic and diluted	$(0.24)		$(0.11)		(54)%
Weighted-average number of shares, basic and diluted	72,202		77,012		7%

Adjusted EBITDA (3)	$16,247	21%	$20,448	23%	26%

(1)	Amounts include stock-based compensation expenses, as follows:
Cost of subscription, license and maintenance revenues	$865	1%	$761	1%
Cost of professional services and other revenues	243	0	216	0
Sales and marketing	2,909	4	3,312	4
Research and development	1,512	2	1,277	1
General and administrative	2,272	3	1,725	2
Total stock-based compensation expenses	$7,801	10%	$7,291	8%

(2)	Acquisition-related costs consist of direct transaction costs related to the agreement by Omniture, Inc., to be acquired by Adobe Systems Incorporated

(3)	Adjusted EBITDA is equal to the loss from operations less depreciation and amortization, stock-based compensation, acquisition-related costs and the acquisition-related adjustment to deferred revenue

Omniture, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Nine Months Ended		Nine Months Ended
	September 30,		September 30,		% Increase
	2008	% of Revenues	2009	% of Revenues	(Decrease)
Revenues:
Subscription, license and maintenance	$191,324	90%	$231,898	88%	21%
Professional services and other	21,290	10	30,683	12	44
Total revenues	212,614	100	262,581	100	24

Cost of revenues (1):
Subscription, license and maintenance	79,724	38	96,990	37	22
Professional services and other	10,817	5	12,723	5	18
Total cost of revenues	90,541	43	109,713	42	21
Gross profit	122,073	57	152,868	58	25
Operating expenses:
Sales and marketing (1)	96,091	45	102,868	39	7
Research and development (1)	27,840	13	27,010	10	(3)
General and administrative (1)	33,993	16	35,464	14	4
Acquisition related (2)	—	—	5,273	2	N/A
Total operating expenses	157,924	74	170,615	65	8
Loss from operations	(35,851)	(17)	(17,747)	(7)	(50)
Interest income	1,659	1	319	—	(81)
Interest expense	(718)	(1)	(979)	—	36
Other (expense), net	(541)	—	(1,678)	(1)	210
Loss before income taxes	(35,451)	(17)	(20,085)	(8)	(43)
Provision for income taxes	1,232	—	1,495	—	21
Net loss	$(36,683)	(17)%	$(21,580)	(8)%	(41)%

Net loss per share:
Net loss per share, basic and diluted	$(0.52)		$(0.28)		(46)%
Weighted-average number of shares, basic and diluted	71,034		76,116		7%

Adjusted EBITDA (3)	$42,145	20%	$55,733	21%	32%

(1)	Amounts include stock-based compensation expenses, as follows:
Cost of subscription, license and maintenance revenues	$3,357	2%	$2,290	1%
Cost of professional services and other revenues	734	0	628	0
Sales and marketing	9,186	4	9,365	4
Research and development	5,352	3	3,762	1
General and administrative	6,474	3	5,705	2
Total stock-based compensation expenses	$25,103	12%	$21,750	8%

(2)	Acquisition-related costs consist of direct transaction costs related to the agreement by Omniture, Inc., to be acquired by Adobe Systems Incorporated

(3)	Adjusted EBITDA is equal to the loss from operations less depreciation and amortization, stock-based compensation, acquisition-related costs and the acquisition-related adjustment to deferred revenue

Omniture, Inc.

Reconciliation of Non-GAAP Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2009	2008	2009

Reconciliation of Total Revenues on a GAAP Basis to Total Revenues on a Non-GAAP Basis:
Total revenues on a GAAP basis	$77,781	$87,852	$212,614	$262,581
Acquisition-related adjustment to Touch Clarity deferred revenue (1)	—	—	378	—
Acquisition-related adjustment to Offermatica deferred revenue (1)	80	—	617	2
Acquisition-related adjustment to Visual Sciences deferred revenue (1)	1,820	—	10,558	—
Acquisition-related adjustment to Mercado deferred revenue (1)	—	171	—	1,130
Total revenues on a non-GAAP basis	$79,681	$88,023	$224,167	$263,713

Reconciliation of Net Loss on a GAAP Basis to Net Income on a Non-GAAP Basis:
Net loss on a GAAP basis	$(17,280)	$(8,519)	$(36,683)	$(21,580)
Acquisition-related adjustment to deferred revenue (1)	1,900	171	11,553	1,132
Amortization of intangible assets (2)	7,851	8,043	22,657	23,931
Stock-based compensation	7,801	7,291	25,103	21,750
Imputed interest on patent license obligation (3)	56	33	181	122
Acquisition related (4)	—	5,273	—	5,273
Non-cash tax benefit resulting from the reduction in acquisition-related deferred tax liabilities (5)	7,904	—	—	—
Net income on a non-GAAP basis	$8,232	$12,292	$22,811	$30,628

Reconciliation of Diluted Net Loss per Share on a GAAP Basis to Diluted Net Income per Share on a Non-GAAP Basis:
Diluted net loss per share on a GAAP basis	$(0.24)	$(0.11)	$(0.52)	$(0.28)
Acquisition-related adjustment to deferred revenue (1)	0.03	—	0.17	0.01
Amortization of intangible assets (2)	0.11	0.10	0.32	0.31
Stock-based compensation	0.11	0.10	0.35	0.29
Imputed interest on patent license obligation (3)	—	—	—	—
Acquisition related (4)	—	0.07	—	0.07
Non-cash tax benefit resulting from the reduction in acquisition-related deferred tax liabilities (5)	0.11	—	—	—
Impact of difference in number of GAAP and non-GAAP diluted shares	(0.01)	(0.01)	(0.02)	(0.01)
Diluted net income per share on a non-GAAP basis	$0.11	$0.15	$0.30	$0.39

Reconciliation of Net Loss on a GAAP Basis to Adjusted EBITDA:
Net loss on a GAAP basis	$(17,280)	$(8,519)	$(36,683)	$(21,580)
Other (income) expense, net	478	597	(400)	2,338
Provision for income taxes	8,408	374	1,232	1,495
Loss from operations on a GAAP basis	(8,394)	(7,548)	(35,851)	(17,747)
Depreciation and amortization	14,940	15,261	41,340	45,325
Stock-based compensation	7,801	7,291	25,103	21,750
Acquisition related (4)	—	5,273	—	5,273
Acquisition-related adjustment to deferred revenue (1)	1,900	171	11,553	1,132
Adjusted EBITDA	$16,247	$20,448	$42,145	$55,733

(1)	This item is recorded in subscription, license and maintenance revenue in the Condensed Consolidated Statements of Operations

(2)	Amortization of intangible assets is allocated as follows in the Condensed Consolidated Statement of Operations:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2009	2008	2009
Cost of subscription, license and maintenance revenues	$4,778	$5,022	$13,830	$14,970
Sales and marketing	2,985	3,021	8,562	8,934
General and administrative	88	—	265	27
Total amortization of intangible assets	$7,851	$8,043	$22,657	$23,931

(3)	This item is recorded in interest expense in the Condensed Consolidated Statements of Operations

(4)	Acquisition-related costs consist of direct transaction costs related to the agreement by Omniture, Inc., to be acquired by Adobe Systems Incorporated

(5)	This item is recorded in (benefit from) provision for income taxes in the Condensed Consolidated Statements of Operations

Omniture, Inc.

Additional Metrics

(unaudited)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009
Full-time employee headcount	465	531	578	713	985	1,045	1,087	1,189	1,204	1,208	1,194
Quarterly number of transactions captured (in billions)	496.0	520.0	561.3	619.3	851.5	886.6	938.8	993.5	1,045.1	1,052.9	1,083.0

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2009	2008	2009
Revenues by geography (in thousands):
Customers within the United States	$55,567	$62,927	$153,675	$188,724
Customers outside the United States	22,214	24,925	58,939	73,857
Total revenues	$77,781	$87,852	$212,614	$262,581

Revenues by geography as a percentage of total revenues:
Customers within the United States	71%	72%	72%	72%
Customers outside the United States	29	28	28	28
Total	100%	100%	100%	100%

Omniture, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2009	2008	2009

Cash flows from operating activities:
Net loss	$(17,280)	$(8,519)	$(36,683)	$(21,580)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	14,940	15,261	41,340	45,325
Stock-based compensation	7,801	7,291	25,103	21,750
Non-cash tax provision (benefit)	7,904	—	(17)	—
Other non-cash transactions	(56)	(27)	(308)	(59)
Loss on foreign currency forward contracts, net	329	885	329	2,672
Net changes in operating assets and liabilities:
Accounts receivable, net	2,549	(4,296)	(25,154)	(16,005)
Prepaid expenses and other assets	(1,897)	(1,039)	112	(146)
Accounts payable	(2,018)	5,007	4,206	3,753
Accrued and other liabilities	4,823	4,671	2,812	3,661
Deferred revenues	11,810	(101)	48,776	7,790
Net cash provided by operating activities	28,905	19,133	60,516	47,161

Cash flows from investing activities:
Purchases of investments	(4,977)	(14,989)	(24,808)	(54,927)
Proceeds from sales of investments	—	100	36,970	5,100
Maturities of investments	15,000	10,000	20,000	30,000
Purchases of property and equipment	(13,869)	(4,575)	(41,871)	(16,165)
Purchases of intangible assets	(443)	(464)	(3,317)	(922)
Foreign currency forward contracts	(329)	(799)	(329)	(2,967)
Business acquisitions, net of cash acquired	(1,101)	(234)	(60,822)	(3,823)
Net cash used in investing activities	(5,719)	(10,961)	(74,177)	(43,704)

Cash flows from financing activities:
Proceeds from exercise of stock options	2,476	1,976	8,557	2,891
Proceeds from employee stock purchase plan	205	209	330	405
Proceeds from issuance of common stock, net of issuance costs	—	—	—	25,000
Repurchases of vested restricted stock	(30)	(268)	(993)	(1,371)
Proceeds from issuance of notes payable, net of issuance costs	—	—	8,006	(51)
Principal payments on notes payable and capital lease obligations	(1,483)	(462)	(7,752)	(1,001)
Net cash provided by financing activities	1,168	1,455	8,148	25,873
Effect of exchange rate changes on cash and cash equivalents	(756)	(177)	(561)	12
Net increase (decrease) in cash and cash equivalents	23,598	9,450	(6,074)	29,342
Cash and cash equivalents at beginning of period	48,093	86,912	77,765	67,020
Cash and cash equivalents at end of period	$71,691	$96,362	$71,691	$96,362

Omniture, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	September 30,
	2008	2009
Assets:

Current assets:
Cash and cash equivalents	$67,020	$96,362
Short-term investments	9,997	34,990
Accounts receivable, net	106,810	123,465
Prepaid expenses and other current assets	10,369	11,795
Total current assets	194,196	266,612

Property and equipment, net	61,482	56,669
Intangible assets, net	137,505	112,671
Goodwill	427,565	426,867
Long-term investments	18,136	13,908
Other assets	3,316	2,233
Total assets	$842,200	$878,960

Liabilities and Stockholders’ Equity:

Current liabilities:
Accounts payable	$7,662	$11,501
Accrued liabilities	41,179	40,411
Current portion of deferred revenues	101,728	115,216
Current portion of notes payable	1,617	1,945
Current portion of capital lease obligations	150	21
Total current liabilities	152,336	169,094

Deferred revenues, less current portion	10,222	5,241
Notes payable, less current portion	13,528	12,375
Capital lease obligations, less current portion	79	44
Other liabilities	8,467	7,546

Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	73	77
Additional paid-in capital	754,151	802,466
Deferred stock-based compensation	(366)	(10)
Accumulated other comprehensive loss	(3,256)	(3,259)
Accumulated deficit	(93,034)	(114,614)
Total stockholders’ equity	657,568	684,660
Total liabilities and stockholders’ equity	$842,200	$878,960